                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 14, 1999
                        (Date of earliest event reported)


                        Capital One Financial Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                         1-13300                   54-1719854
 -----------------------           ----------------          -------------------
 (State of incorporation           (Commission File             (IRS Employer
    or organization)                    Number)              Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                   22042
---------------------------------------                               ----------
(Address of principal executive offices)                              (Zip Code)


      Registrant's telephone number, including area code: (703) 205-1000

Item 5.  Other Events.
         ------------

         (a)      See attached press release.


         (b)      Cautionary Factors

     The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial and other products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund its operations and future growth; difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services or expansion internationally; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general; the amount of, and rate of growth in, the Company's expenses (including salaries and associate benefits and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; the ability of the Company and its suppliers to successfully address Year 2000 compliance issues; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 1998 (Part I, Item 1, Risk Factors).



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

           99.1.     Press Release of the Company dated October 14, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                  CAPITAL ONE FINANCIAL CORPORATION

     Dated:  October 14, 1999     By:     /s/ John G. Finneran, Jr.
                                          --------------------------------------
                                          John G. Finneran, Jr.
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary

                                  EXHIBIT INDEX


         99.1     Press Release of the Company dated October 14, 1999.

                                  Exhibit 99.1

[LOGO OF CAPITAL ONE APPEARS HERE]                         NEWS RELEASE


FOR IMMEDIATE RELEASE:  Contact: Paul Paquin               Sam Wang
---------------------            V.P., Investor Relations  Dir., Media Relations
October 14, 1999                 (703) 205-1039            (703) 289-6809


                Capital One Reports Record Third Quarter Earnings

Falls Church, Va., (October 14, 1999) --- Capital One Financial Corporation (NYSE: COF) today announced record third quarter 1999 earnings of $95.4 million, or $.45 per share, versus earnings of $70.0 million, or $.33 per share, for the comparable period in the prior year, a 36 percent increase. All earnings per share amounts reflect the Company's three-for-one stock split distributed on June 1, 1999.

     "We're extremely proud of another record quarter that demonstrates the outstanding earnings power of our Information-Based Strategy," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "This is the second-largest quarter of account growth in our history and it puts us over the 20 million customer mark."

     During the third quarter of 1999, the Company added 1.6 million net new accounts, bringing total accounts to 20.8 million. Third quarter revenue, defined as managed net interest income and non-interest income, increased to $999 million versus $927 million in the second quarter of 1999, and $705 million for the comparable period in the prior year. For the quarter, Capital One's managed consumer loan balances increased by $657 million to $18.5 billion.

     The managed net interest margin was 11.18 percent in the third quarter of 1999, an increase from 10.89 percent in the second quarter of 1999, and 10.15 percent in the comparable period of the prior year. The increased margin and higher non-interest income contributed to the increase in risk adjusted margin to 16.09 percent, compared to 15.50 percent for the second quarter of 1999 and
11.68 percent for the comparable period of the prior year.

     The managed delinquency rate (30+ days) increased to 5.06 percent as of September 30, 1999, compared with 4.72 percent as of June 30, 1999. The managed net charge-off rate increased to 3.88 percent for the third quarter of 1999 compared with 3.73 percent in the second quarter of 1999.

     "Our extraordinary growth is fueled by our robust investment in marketing," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "Thanks to our surgically targeted marketing approach and our conservative approach to lending, we continue to reap the benefits of the best charge-off rate in the industry."

     Marketing investment decreased slightly in the third quarter of 1999 to $175 million versus $178 million in the second quarter of 1999, and $126 million in the comparable period of the prior year. Other non-interest expenses (excluding marketing) for the third quarter of 1999 were $456 million versus $430 million for the second quarter of 1999, and $257 million in the comparable period of the prior year. Operating expenses continue to reflect increased investment in staff levels associated with the Company's growing account base.

     The allowance for loan losses increased $40 million during the third quarter of 1999 to $306 million or 3.69 percent of on-balance sheet receivables as of September 30, 1999, compared to 3.58 percent as of June 30, 1999. Capital ratios remained strong as of September 30, 1999 at 13.50 percent of reported assets and 7.12 percent of managed assets.

     Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.CapitalOne.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 20.8 million customers and $18.5 billion in managed loans outstanding as of September 30, 1999, and are among the largest providers of MasterCard and Visa credit cards in the world. Capital One trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 Index. Earlier this year, Capital One ranked #41 in Fortune's list of "Best Places to Work" and #15 best performer in Business Week's rating of the S&P 500.
                                    ###
[Note: This release and financial information are available on the Internet on Capital One's home page (address: http://www.CapitalOne.com). Click on "Investor Center" to view/download the release and financial information.]



                                          CAPITAL ONE FINANCIAL CORPORATION (COF)
                                             FINANCIAL & STATISTICAL SUMMARY

                                                  1999           1999          1999           1998          1998
(in millions, except per share data and as noted)   Q3             Q2            Q1             Q4            Q3
------------------------------------------------------------------------------------------------------------------
Earnings (Managed Basis)
Net Interest Income                          $   560.7     $    528.8     $   515.7      $   443.4     $   440.8
Non-Interest Income                              438.6          398.5         357.6          327.9         264.6
                                             ---------------------------------------------------------------------
Total Revenue                                    999.3          927.3         873.3          771.3         705.4
Provision for Loan Losses                        214.3          178.3         190.5          186.3         208.9
Marketing Expenses                               175.2          178.2         176.1          159.0         126.5
Operating Expenses                               456.1          429.6         373.9          308.9         257.0
                                             ---------------------------------------------------------------------
Income Before Taxes                              153.8          141.1         132.9          117.2         112.9
Tax Rate                                          38.0 %         38.0 %        38.0 %         38.0 %        38.0 %
Net Income                                   $    95.4     $     87.5     $    82.4      $    72.7     $    70.0
------------------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                    $    0.48     $     0.44     $    0.42      $    0.37     $    0.36
Diluted EPS                                  $    0.45     $     0.41     $    0.39      $    0.35     $    0.33
Dividends Per Share                          $    0.03     $     0.03     $    0.03      $    0.03     $    0.03
Book Value Per Share (period end)            $    7.29     $     7.11     $    6.69      $    6.45     $    5.94
Stock Price Per Share (period end)           $   39.00     $    55.69     $   50.33      $   38.33     $   34.35
Total Market Capitalization (period end)     $ 7,686.9     $ 10,991.3     $ 9,929.1      $ 7,551.1     $ 6,758.0
Shares Outstanding (period end)                  197.1          197.4         197.3          197.0         196.7
Shares Used to Compute Basic EPS                 197.4          197.6         197.2          197.0         197.2
Shares Used to Compute Diluted EPS               210.1          211.5         210.0          209.1         210.0
------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                                $  18,162     $   17,598     $  17,436      $  16,547     $  15,746
Average Earning Assets                       $  20,060     $   19,428     $  19,482      $  18,702     $  17,372
Average Assets                               $  21,563     $   20,714     $  20,722      $  19,944     $  18,597
Average Equity                               $   1,461     $    1,374     $   1,302      $   1,212     $   1,149
Net Interest Margin                              11.18 %        10.89 %       10.59 %         9.48 %       10.15 %
Risk Adjusted Margin (1)                         16.09 %        15.50 %       14.42 %        12.21 %       11.68 %
Return on Average Assets (ROA)                    1.77 %         1.69 %        1.59 %         1.46 %        1.51 %
Return on Average Equity (ROE)                   26.12 %        25.47 %       25.32 %        23.99 %       24.36 %
Net Charge-Off Rate                               3.88 %         3.73 %        3.93 %         4.51 %        5.03 %
Net Charge-Offs                              $   176.0     $    164.0     $   171.1      $   186.5     $   198.1
------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                               $   8,286     $    7,427     $   7,246      $   6,157     $   5,667
Securitized Loans                               10,231         10,433        10,198         11,238        10,671
                                             ---------------------------------------------------------------------
Total Loans                                  $  18,517     $   17,860     $  17,444      $  17,395     $  16,338
Delinquency Rate (30+ days)                       5.06 %         4.72 %        4.56 %         4.70 %        4.90 %
Number of Accounts (000's)                      20,845         19,213        18,022         16,706        14,907
Total Assets                                 $  21,577     $   20,985     $  20,318      $  20,619     $  19,211
Capital, Including Preferred Interests       $ 1,535.3     $  1,501.0     $ 1,417.2      $ 1,368.3     $ 1,267.0
Capital to Managed Assets Ratio                   7.12 %         7.15 %        6.98 %         6.64 %        6.60 %
------------------------------------------------------------------------------------------------------------------

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.


CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)


                                                                Sept 30           June 30          Sept 30
                                                                  1999              1999             1998
                                                             ---------------   --------------    ------------
Assets:
Cash and due from banks                                      $       59,934    $      25,582     $    14,974
Federal funds sold and resale agreements                                  0                0         365,000
Interest-bearing deposits at other banks                             53,493           72,616          32,993
                                                             ---------------   --------------    ------------
    Cash and cash equivalents                                       113,427           98,198         412,967
Securities available for sale                                     1,708,609        1,615,422       1,296,959
Consumer loans                                                    8,286,210        7,426,974       5,666,998
    Less:  Allowance for loan losses                               (306,000)        (266,000)       (231,000)
                                                             ---------------   --------------    ------------
Net loans                                                         7,980,210        7,160,974       5,435,998
Premises and equipment, net                                         429,504          347,168         228,550
Interest receivable                                                  65,350           60,858          49,934
Accounts receivable from securitizations                            614,962          886,680         921,602
Other                                                               460,847          411,324         234,766
                                                             ---------------   --------------    ------------
    Total assets                                             $   11,372,909    $  10,580,624     $ 8,580,776
                                                             ===============   ==============    ============


Liabilities:
Interest-bearing deposits                                    $    3,576,400    $   2,414,933     $ 1,598,335
Other borrowings                                                  1,016,868        1,356,374       1,439,690
Senior notes                                                      4,328,237        4,539,776       3,729,234
Interest payable                                                     87,688          101,150          80,373
Other                                                               828,422          667,407         466,160
                                                             ---------------   --------------    ------------
    Total liabilities                                             9,837,615        9,079,640       7,313,792

Capital Securities                                                   98,113           98,048          97,856

Stockholders' Equity:
Common stock(1)                                                       1,997            1,997           1,997
Paid-in capital, net(1)                                             625,771          626,796         598,205
Retained earnings and cumulative other comprehensive income         897,353          852,105         643,855
    Less:  Treasury stock, at cost                                 (87,940)         (77,962)        (74,929)
                                                             ---------------   --------------    ------------
    Total stockholders' equity                                    1,437,181        1,402,936       1,169,128
                                                             ---------------   --------------    ------------
    Total liabilities and stockholders' equity               $   11,372,909    $  10,580,624     $ 8,580,776
                                                             ===============   ==============    ============

(1) All periods have been restated to reflect the Company's three-for-one stock split effective June 1, 1999.




CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)


                                                                 Three Months Ended                       Nine Months Ended
                                                     Sept 30         June 30         Sept 30          Sept 30         Sept 30
                                                       1999            1999            1998             1999            1998
                                                  -------------   -------------   -------------    -------------   -------------


Interest Income:
Consumer loans, including fees                    $     386,727   $     353,193   $     259,339    $   1,064,987   $     734,106
Federal funds sold and resale agreements                    638             764             957            2,889           8,175
Other                                                    24,671          23,816          22,813           75,004          70,308
                                                  -------------   -------------   -------------    -------------   -------------
    Total interest income                               412,036         377,773         283,109        1,142,880         812,589

Interest Expense:
Deposits                                                 38,003          26,438          15,805           88,383          43,578
Other borrowings                                         19,030          19,484          24,752           62,351          61,180
Senior and deposit notes                                 76,980          80,654          65,498          230,129         196,231
                                                  -------------   -------------   -------------    -------------   -------------
    Total interest expense                              134,013         126,576         106,055          380,863         300,989
                                                  -------------   -------------   -------------    -------------   -------------
Net interest income                                     278,023         251,197         177,054          762,017         511,600
Provision for loan losses                               114,061          74,301          67,569          262,948         212,448
                                                  -------------   -------------   -------------    -------------   -------------
Net interest income after provision for loan loss       163,962         176,896         109,485          499,069         299,152

Non-Interest Income:
Servicing and securitizations                           311,217         293,606         217,094          876,777         541,161
Service charges and other fees                          275,900         244,874         146,648          743,227         432,263
Interchange                                              33,946          33,567          23,213           97,732          58,383
                                                  -------------   -------------   -------------    -------------   -------------
    Total non-interest income                           621,063         572,047         386,955        1,717,736       1,031,807

Non-Interest Expense:
Salaries and associate benefits                         199,048         194,461         116,107          572,703         337,488
Marketing                                               175,163         178,242         126,481          529,493         287,292
Communications and data processing                       68,755          62,478          38,415          189,305         102,618
Supplies and equipment                                   48,076          42,303          27,416          127,083          82,399
Occupancy                                                19,117          16,381          11,115           49,412          32,849
Other                                                   121,056         113,984          63,993          321,036         161,600
                                                  -------------   -------------   -------------    -------------   -------------
    Total non-interest expense                          631,215         607,849         383,527        1,789,032       1,004,246
                                                  -------------   -------------   -------------    -------------   -------------
Income before income taxes                              153,810         141,094         112,913          427,773         326,713
Income taxes                                             58,448          53,616          42,907          162,554         124,151
                                                  -------------   -------------   -------------    -------------   -------------
Net income                                        $      95,362   $      87,478   $      70,006    $     265,219   $     202,562
                                                  =============   =============   =============    =============   =============
Basic earnings per share(1)                       $        0.48   $        0.44   $        0.36    $        1.34   $        1.03
                                                  =============   =============   =============    =============   =============
Diluted earnings per share(1)                     $        0.45   $        0.41   $        0.33    $        1.26   $        0.97
                                                  =============   =============   =============    =============   =============
Dividends paid per share(1)                       $        0.03   $        0.03   $        0.03    $        0.08   $        0.08
                                                  =============   =============   =============    =============   =============

(1) All periods have been restated to reflect the Company's three-for-one stock split effective June 1, 1999.


CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates
(dollars in thousands)(unaudited)

Managed (1)                                       Quarter Ended 9/30/99                 Quarter Ended 6/30/99
                                             --------------------------------     --------------------------------
                                               Average      Income/  Yield/          Average     Income/   Yield/
                                               Balance      Expense   Rate           Balance     Expense   Rate
                                               -------      -------   ----           -------     -------   ----
Earning assets:
   Consumer loans                            $ 18,161,975  $ 813,643  17.92 %     $ 17,597,571  $ 766,595  17.43 %
   Federal funds sold and resale agreement         54,375        638   4.69             63,578        764   4.81
   Other                                        1,843,248     24,463   5.31          1,767,280     23,816   5.39
                                             --------------------------------     --------------------------------
Total earning assets                         $ 20,059,598  $ 838,744  16.72 %     $ 19,428,429  $ 791,175  16.29 %
                                             =======================              =======================

Interest-bearing liabilities:
   Deposits                                  $  3,001,711  $  38,003   5.06 %     $  2,270,769  $  26,438   4.66 %
   Other borrowings                             1,235,352     19,030   6.16          1,501,960     19,484   5.19
   Senior and deposit notes                     4,494,440     76,980   6.85          4,620,921     80,654   6.98
   Securitization liability                    10,343,724    144,048   5.57         10,161,421    135,788   5.35
                                             --------------------------------     --------------------------------
Total interest-bearing liabilities           $ 19,075,227  $ 278,061   5.83 %     $ 18,555,071  $ 262,364   5.66 %
                                             =======================              =======================


                                                                      =======                              =======
Net interest spread                                                   10.89 %                              10.63 %
                                                                      =======                              =======

Interest income to average earning assets                             16.72 %                              16.29 %
Interest expense to average earning assets                             5.54                                 5.40
                                                                      =======                              =======
Net interest margin                                                   11.18 %                              10.89 %
                                                                      =======                              =======






                                                   Quarter Ended 9/30/98
                                             --------------------------------
                                               Average     Income/    Yield/
                                               Balance     Expense   Rate
Earning assets:
   Consumer loans                            $ 15,746,091  $ 671,665  17.06 %
   Federal funds sold and resale agreement         69,293        957   5.52
   Other                                        1,556,874     22,813   5.86
                                             --------------------------------
Total earning assets                         $ 17,372,258  $ 695,435  16.01 %
                                             =======================

Interest-bearing liabilities:
   Deposits                                  $  1,368,833  $  15,805   4.62 %
   Other borrowings                             1,495,731     24,752   6.62
   Senior and deposit notes                     3,819,061     65,498   6.86
   Securitization liability                    10,090,262    148,620   5.89
                                             --------------------------------
Total interest-bearing liabilities           $ 16,773,887  $ 254,675   6.07 %
                                             =======================


                                                                      =======
Net interest spread                                                    9.94 %
                                                                      =======

Interest income to average earning assets                             16.01 %
Interest expense to average earning assets                             5.86
                                                                      =======
Net interest margin                                                   10.15 %
                                                                      =======

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.
